Exhibit 99.2

Fourth Quarter and Full Year 2014 Earnings Conference Call

Forward Looking Statements Statements made during this call and presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of today, February 24, 2015. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 8-14 of the 2013 Form 10-K filed on February 28, 2014, and other subsequent filings by Matson with the SEC. Statements made during this call and presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

Strong fourth quarter performance Higher than expected rates in China service due to strong demand Favorable timing of fuel surcharge collections Continued rate and volume growth in Hawaii and Guam Achieved better YOY financial results in 2014 Higher freight yields across major trade lanes Improvements in Logistics operations Cash flow from operations of $165.7 million Free cash flow per share of $3.18 Opening Remarks

EBITDA, EPS – 4Q 2014 4Q14 Net Income of $27.8 million versus 4Q13 Net Income of $7.3 million 4Q13 Net Income of $13.5 million excluding the Litigation Charge See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics Impact of Litigation Charge $45.3 $0.31

EBITDA, EPS, ROIC – Full Year 2014 2014 Net Income of $70.8 million versus 2013 Net Income of $53.7 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics Impact of Litigation Charge $179.3 $1.39

Hawaii Service Fourth Quarter Performance Market growth continued Container volume up 1.2 percent Higher freight yields Modest competitive losses in eastbound backhaul freight Automobile volume down 21.6 percent due to certain customer losses Outlook for 2015 Anticipating modest market growth in Hawaii trade New capacity from competitor expected to launch in 1H-15 Matson’s Hawaii container volume expected to approximate 2014 level

Hawaii Economic Indicators Indicator (% Change YOY) 2013 2014F 2015F 2016F Real Gross Domestic Product 1.9 2.9 3.5 2.7 Visitor Arrivals 1.7 1.2 1.9 1.0 Construction Jobs 5.6 0.9 5.9 6.0 Residential Building Permits 16.5 7.8 27.5 22.2 Non-Residential Building Permits (10.7) 23.9 9.6 5.8 Sources: UHERO: University of Hawaii Economic Research Organization; STATE FORECAST UPDATE, October 24, 2014, http://www.uhero.hawaii.edu Construction activity key to Hawaii volume growth; forecast shifted out Urban Honolulu area projects – 15 projects with a combined total of ~5,400 units under construction, permitted, in permitting or recently completed Continued progress on Honolulu Rail Transit Project

Guam Service Outlook for 2015 Continued general market growth Flat to modest container volume growth expected, assuming no new competitor enters market Fourth Quarter Performance Volume increased modestly due to general market growth

China Expedited Service (CLX) Source: Shanghai Shipping Exchange Fourth Quarter Performance Significantly higher freight rates High demand for expedited transpacific service, amplified by port congestion on U.S. West Coast Outlook for 2015 Market overcapacity expected to continue Expect strong demand for Matson CLX service to continue, yielding high utilization and premium freight rates

SSAT Joint Venture Fourth Quarter Performance Improved lift volume throughout operations Outlook for 2015 Modest profit expected for 2015

February 20, 2015 – PMA and ILWU announced a tentative agreement on a new five-year contract covering all 29 West Coast ports The agreement is subject to ratification by both parties In Hawaii, the employer group and ILWU will meet to determine when to conduct negotiations To date, Matson’s operations have not been significantly impacted International carrier cargo backlog expected to take 2-4 months to clear Matson does expect minor schedule disruptions during this period U.S. West Coast Labor Update

Matson Logistics Fourth Quarter Performance Highway volume and yield growth Warehouse operating improvements Lower intermodal yield Source: Association of American Railroads Outlook for 2015 Improvement in volume Continued expense control and improvements in warehouse operations Source: Transport Intermediaries Association

4Q2014 Operating Income SSAT had a $1.2 million contribution in 4Q14 compared to a $1.0 million contribution in 4Q13 4Q13 4Q14 Change Revenue $309.4 $333.2 $23.8 Operating Income $16.0 $46.3 $30.3 Oper. Income Margin 5.2% 13.9% 4Q13 4Q14 Change Revenue $101.5 $110.3 $8.8 Operating Income $1.9 $3.1 $1.2 Oper. Income Margin 1.9% 2.8% 4Q14 Consolidated Operating Income of $49.4 million versus $17.9 million in 4Q13 Impact of Litigation Charge $26.0

Full Year 2014 Operating Income SSAT had a $6.6 million contribution in 2014 compared to a $2.0 million loss in 2013 2013 2014 Change Revenue $1,229.4 $1,278.4 $49.0 Operating Income $94.3 $131.1 $36.8 Oper. Income Margin 7.7% 10.3% 2013 2014 Change Revenue $407.8 $435.8 $28.0 Operating Income $6.0 $8.9 $2.9 Oper. Income Margin 1.5% 2.0% 2014 Consolidated Operating Income of $140.0 million versus $100.3 million in 2013 Impact of Litigation Charge $104.3

Condensed Statement of Income Key Items Total Revenue increased 7.9% Operating costs decreased 1.7% Effective tax rate of 38.4% Excluding 4Q13 Litigation Charge: 4Q EBITDA improved 46.6% YOY 2014 EBITDA improved 16.6% YOY to $209.0 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics (in $ millions) 4Q14 4Q13 Operating Revenue Ocean transportation $333.2 $309.4 Logistics 110.3 101.5 Total operating revenue 443.5 410.9 Costs and Expenses Operating costs 355.0 361.0 Selling, general and administrative 40.3 33.0 Equity in (income) loss from terminal joint venture (1.2) (1.0) Total operating costs and expenses 394.1 393.0 Operating Income 49.4 17.9 Interest expense (4.3) (3.5) Income tax expense (17.3) (7.1) Net Income $27.8 $7.3 Diluted Earnings Per Share ($/share) $0.63 $0.17

Condensed Balance Sheet Assets (in $ millions) 12/31/14 12/31/13 Cash and cash equivalents $ 293.4 $ 114.5 Other current assets 226.1 234.4 Total current assets 519.5 348.9 Investment in terminal joint venture 64.4 57.6 Property and equipment, net 691.2 735.4 Capital Construction Fund deposits 27.5 - Other assets 99.2 106.4 Total assets $1,401.8 $1,248.3 Liabilities & Shareholders’ Equity (in $ millions) 12/31/14 12/31/13 Current portion of long-term debt $ 21.6 $ 12.5 Other current liabilities 201.9 188.1 Total current liabilities 223.5 200.6 Long term debt 352.0 273.6 Deferred income taxes 308.4 326.1 Other liabilities 154.1 109.8 Total long term liabilities 814.5 709.5 Shareholders’ equity 363.8 338.2 Total liabilities and shareholders’ equity $1,401.8 $1,248.3 Liquidity and Debt Levels Cash increased $178.9 million YTD Total debt of $373.6 million Debt and Net Debt to LTM EBITDA ratios of 1.8x and 0.3x, respectively Issued $100 million senior unsecured 30-year notes on January 28, 2014 $65.5 million net contribution to CCF in 2014 ($27.5 million Cash, $38.0 million Receivables) See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Cash Generation and Uses of Cash (1) Does not include $100 million financing in January 2014 or $2.7 million in Other uses of Cash

Significant Free Cash Flow Generation See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics (1) Based on $37.58 closing share price as of 2/23/15 (2) Source: FactSet. Free Cash Flow = Net cash flow from operations less capital expenditures. Based on index closing prices as of 12/31/14 (1) (2) (2) (2)

Outlook excludes any future impact of the molasses incident, the pending transaction with Horizon, and is being provided relative to 2014 operating income Ocean Transportation operating income for 2015 expected to be modestly higher than 2014 levels Hawaii volume to approximate 2014 level Flat to modest volume growth in Guam Continued premium freight rates and high utilization in China Core 9-ship fleet deployment Modest profit at SSAT Ocean Transportation operating income for 1Q15 expected to approach 4Q14 levels Higher freight rates in the China trade Timing of fuel surcharge collections Modest volume growth in our core trade lanes Logistics 2015 operating income expected to exceed 2014 levels Continued volume growth Continued expense control and improvements in warehouse operations 2015 Outlook

Summary Remarks Prospects bright for 2015, driven by pending acquisition of Horizon’s Alaska operations, Hawaii rebound, continued market position in the CLX, and sustained strength in Logistics and SSAT 2015 areas of focus: Alaska acquisition and integration Maintain and drive further operational excellence, leading to strong earnings and cash flow generation Maintain balance sheet strength Maintain a strong dividend

Addendum Long Beach Container Terminal

Addendum – Use of Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Depreciation and Amortization (“EBITDA”), Return on Invested Capital (“ROIC”), Free Cash Flow per Share, and Net Debt/EBITDA.

GAAP to Non-GAAP Reconciliation (1) We calculate EBITDA as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization. EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies: this calculation of EBITDA is not identical to EBITDA used by our lenders to determine financial covenant compliance. (In millions) Net Income $ 70.8 $ 53.7 $ 17.1 Add: Income tax expense 51.9 32.2 19.7 Add: Interest expense 17.3 14.4 2.9 Add: Depreciation and amortization 69.0 69.0 - EBITDA (1) $ 209.0 $ 169.3 $ 39.7 2014 2013 Year Ended December 31 Change (In millions) Total Debt: $ 373.6 Less: Total cash and cash equivalents (293.4) Less: Capital Construction Fund Deposits (27.5) Net Debt $ 52.7 December 31, 2014 (In millions) Net Income $ 27.8 $ 7.3 $ 20.5 Add: Income tax expense 17.3 7.1 10.2 Add: Interest expense 4.3 3.5 0.8 Add: Depreciation and amortization 17.0 17.4 (0.4) EBITDA (1) $ 66.4 $ 35.3 $ 31.1 Three-Months Ended December 31 Change 2013 2014

GAAP to Non-GAAP Reconciliation (in millions, except per share amount) Three Months Ended December 31, 2013 Net Income $ 27.8 $ 7.3 Add: Litigation Charge - 9.95 Less: Income Tax Expense effect of Litigation Charge - (3.7) Net Income before Litigation Charge 27.8 13.6 Weighted Average Number of Shares - Diluted 43.7 43.3 Diluted Earnings per Share before Litigation Charge $ 0.63 $ 0.31 (in millions, except per share amount) Cash flow from operations $ 165.7 Subtract: Capital expenditures (27.9) Free Cash Flow 137.8 Weighted Average Number of Shares – Diluted 43.4 Free Cash Flow per Share $ 3.18 Return on Invested Capital (in millions) Net Income $ 70.8 $ 53.7 Add: Interest expense (tax effected) (1) 10.0 9.0 Total Return $ 80.8 $ 62.7 Average Total Debt $ 329.9 $ 302.6 Average Shareholders’ Equity 351.0 309.1 Total Invested Capital $ 680.9 $ 611.7 Return on Invested Capital 11.9% 10.3% (1) The effective tax rate for 2014 is 42.3% and 37.5% for 2013 Diluted Earnings per Share before Litigation Charge Reconciliation Three Months Ended December 31, 2014 Free Cash Flow per Share Reconciliation Year Ended December 31, 2014 Year Ended December 31 2014 2013